PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2020
Prepaid Expense and Other Assets, Current [Abstract]
Summary of prepaid expenses and other current assets
Prepaid expenses and other current assets consisted of the following:

	As of December 31
	2019	2020
	RMB	RMB
Prepaid VAT and income tax (1)	—	312,003
Prepaid other service fees (2)	112,939	264,877
Contract cost (3)	64,805	77,668
Receivables from broker (4)	43,993	47,634
Receivables from third party payment platform (5)	26,570	11,596
Staff advance	3,809	5,813
Others	544	3,091

	252,660	722,682

(1)	Prepaid VAT and income tax consist of (a) VAT input that is expected to offset with VAT output tax or to be transferred out and (b) the prepayment of income tax.
(2)
Prepaid other service fees consist of prepayment of advertising fees and cloud server hosting fees. The prepayments of advertising fees and cloud server hosting fees are generally short-term in nature and are amortized over the related service period.

(3)	Contract cost mainly includes sales commissions to sales personnel and third-party agents which the Group started in July 2019 as described in Note 2.
(4)
Amount represents receivable from broker related to employee’s stock option exercises in connection with employees’ tax obligations. In 2019 and 2020, certain employees exercised their stock options for which the Company paid the relevant employee’s tax obligations on their behalf to the appropriate taxing authorities. To settle the employees’ obligations with the Company, the Company’s broker withheld some of the employees’ shares and subsequently sold them in the open market at fair value. The receivable represents the cash to be received from the broker related to the above transaction.

(5)
Receivables from third party payment platform consist of cash that has been received from course participants but held by the third-party payment platform. The Group subsequently collected the full balance from the third-party payment platform.